UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 18, 2015
Date of Report (Date of earliest event reported)
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FEI COMPANY
(Exact name of registrant as specified in its charter)
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Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 726-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary Changes for the Named Executive Officers
The Compensation Committee (the “Committee”) of the Board of Directors of FEI Company (the “Company”) made adjustments to the base salaries of two of the Company's named executive officers, effective as of May 2, 2015. The changes in base salary were made to maintain alignment of their base salaries to market competitive rates based on comparisons to similarly situated executives in our peers and based on other compensation survey data. In addition, the Committee considered the personal background and experiences of our named executive officers as well as their individual performance. Compensia, the Committee's independent compensation consultant, provided input into the changes. The approach the Committee uses to annually assess changes to base salary for named executive officers are set out more fully in the Company's Proxy Statement for 2015. The new base salaries for these officers are set out below.

Named Executive Officer:	Base Salary:

Don R. Kania	$723,000
Bradley J. Thies	$382,000

As disclosed in our Current Report on Form 8-K filed with the SEC on March 3, 2015, Tony Trunzo, our Executive Vice President and Chief Financial Officer, received an initial base salary of $487,000 effective as of April 9, 2015. The base salary for Mr. Trunzo was not adjusted.

Annual Equity Grants
On May 18, 2015, the Committee approved the grant of restricted stock unit (“RSU”) and stock option awards, effective May 22, 2015, from the Company's 1995 Stock Incentive Plan to the Company's named executive officers in the amounts described in the following table. These awards were annual grants made as long-term incentive compensation for the executives named.

Named Executive Officer	Number of RSUs Granted[1]	Number of Options Granted[2]
Don R. Kania	16,539	82,697
Tony Trunzo	8,089	40,443
Bradley J. Thies	4,691	23,457

_______________________

[1]	These RSUs vest in four equal annual installments beginning May 22, 2016.

[2]	These options carry a term of seven years and vest in four equal annual installments beginning May 22, 2016.

Initial Equity Grant
On May 18, 2015, the Committee approved an initial one-time grant of 16,824 restricted stock unit (“RSU”) and 84,121 stock option awards, from the Company's 1995 Stock Incentive Plan to Mr. Trunzo in connection with his hiring by the Company. These RSUs vest in four equal installments beginning May 18, 2016. These options carry a term of seven years and vest in four equal annual installments beginning May 18, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Senior Vice President, General Counsel and Secretary
Date: May 22, 2015